Exhibit 10.12

This Agreement to Lease dated this 1st                                             day of October                             2017

TENANT (Lessee), Cen Biotech, Inc.

(Full legal comes of all Tenants)

LANDLORD (Lessor), R&D Labs Canada Inc.

(Full legal name of Landlord)

The Tenant hereby offers to lease from the Landlord the premises as described herein on the terms and subject to the conditions as set out in this Agreement.

1.           PREMISES: The "Premises" consisting of approximately      3129.30 square feet

(feet/metres)

more or less on the 1st      floor of the "Building" known municipally as 7405 Tecumseh Rd E., Suite 300 in the City

of Windsor     , Province of Ontario, as shown

outlined on the plan attached as Schedule “                                                                     “.

2.            USE: The Premises shall be used only for Office Space

3.            TERM OF LEASE:

(a) The Lease shall be for a term of 10 years                                                 (120) months commencing

on the 1st                                                                                                         day of October, 2017               ,                 and terminating

on the 30th                       day of September               , 2027

(b) Provided the Tenant is not at any time in default of any covenants within the Lease,

the Tenant shall be entitled to renew this Lease for                                        additional term(s) of

months (each) on written notice to the Landlord given not less than                          months prior to the expiry of the current term at a rental rate to be negotiated. In the event the Landlord and Tenant can not agree on the fixed minimum rent at least two months prior to expiry of the current lease, the fixed minimum rent for the renewal period shall be determined by arbitration in accordance with the Arbitration Act or any successor or replacement act.

4.           RENTAL: Fixed minimum rent: The fixed minimum rent payable by the Tenant for each complete twelvemonth period during the lease term shall be:

From 10/1/17      to 09/30/22      inclusive, $31,293.00      per annum being $2607.75      per month, based upon $10      per sq feet

(feet/metres)

From 10/1/22      to 09/30/27      inclusive, $40,680.90      per annum being $3390.08      per month, based upon $13      per sq feet

(feet/metres)

From       to       inclusive, $      per annum being $      per month, based upon $      per sq

(feet/metres)

From       to       inclusive, $      per annum being $      per month, based upon $      per sq

(feet/metres)

From       to       inclusive, $      per annum being $      per month, based upon $      per sq

(feet/metres)

plus HST, and other tax (other than income tax) imposed on the Landlord or the Tenant with respect to rent payable by the Tenant, payable on: (Check one box only)

☒     the 1st      day of each month commencing November 1, 2017

☐     the       day of the first month immediately following completion of the Landlord’s Work.

The fixed minimum rent shall be adjusted if the actual measurements of the Leased Premises differ from the approximate area. The actual measurement shall be agreed upon and failing agreement, calculated by an Ontario Land Surveyor/Architect using the current Building Owners And Managers Association standard form of measurement and shall be binding on both parties.

INITIALS OF TENANT(S): /S/RB                                       INITIALS OF LANDLORD(S): /S/BC

5.           DEPOSIT AND PREPAID RENT: The Tenant delivers

(Herewith/Upon acceptance/as otherwise described in this Agreement)

by negotiable cheque payable to N/A                                                                                                            "Deposit Holder"

in the amount of

Canadian dollars (Can$                    ) to be deposited and held in trust as security for the faithful performance by the Tenant of all terms, covenants and conditions of the Agreement and after the earlier of occupancy by the tenant or execution of the Lease to be applied by the Landlord against the            and          month's rent and HST. If the Agreement is not accepted, the deposit is to be returned to the Tenant without interest or deduction. For the purposes of this Agreement, "Upon Acceptance shall mean that the Tenant is required to deliver the deposit to the Deposit Holder within 24 hours of the acceptance of this Agreement. The parties to this Agreement hereby acknowledge that, unless otherwise provided for in this Agreement, the Deposit Holder shall place the deposit in trust in the Deposit Holder's non-interest bearing Real Estate Trust Account and no interest shall be earned, received or paid on the deposit.

6.           SERVICES: (Check one box only)

☒ The Tenant shall pay the cost of hydro, gas, water, heating, air-conditioning and for all other services and utilities as may be provided to the premises. The tenant shall arrange with the local authority for connection of gas, electricity and water in the name of the Tenant.

☐	The Landlord shall pay the cost of hydro, gas, water, heating, air-conditioning and for all other services and utilities as may be provided to the premises.

7.           ADDITIONAL RENT AND CHARGES:

☒ Check this box if Additional Rent as described below to be paid by Tenant

The Tenant shall additionally pay a proportionate share of all costs and expenses incurred by the Landlord in maintaining, operating, cleaning, insuring and repairing the property and, without limiting the generality of the foregoing, such costs and expenses shall include the costs of:

(i)	snow, garbage, and trash removal;
(ii)	landscaping and planters;
(iii)

heating, ventilating and air-conditioning, and providing hot and cold water and other utilities and services to, and operating the common areas of the property, and maintaining and repairing the machinery and equipment for such utilities and services;

(iv)	the realty taxes, assessments, rates, charges and duties levied or assessed against the properly (save any tax on the personal income of the Landlord);
(v)	insuring the property and such other insurance as the Landlord will effect against public liability, property damage, loss of rental income and other casualties and risks.
(vi)	Snow Removal,
(viii)	Building maintenance and repair.

8.           SCHEDULES: The Schedules attached hereto shall form an integral part of this Agreement to Lease and consist of: Schedule(s)

N/A

9.           IRREVOCABILITY: This offer shall be irrevocable by                              until                  a.m./p.m. on the                      day

          (Landlord/Tenant)

of                           , 20                          , after which time if not accepted, this offer shall be null and void and all monies paid thereon shall be returned to the Tenant without interest or deduction.

10.

NOTICES: The Landlord hereby appoints the Listing Brokerage as agent for the Landlord for the purpose of giving and receiving notices pursuant to this Agreement. Where a Brokerage (Tenant's Brokerage) has entered into a representation agreement with the Tenant, the Tenant hereby appoints the Tenant's Brokerage as agent for the purpose of giving and receiving notices pursuant to this Agreement. Where a Brokerage represents both the Landlord and the Tenant (multiple representation), the Brokerage shall not be appointed or authorized to be agent for either the Tenant or the Landlord for the purpose of giving and receiving notices. Any notice relating hereto or provided for herein shall be in writing. In addition to any provision contained herein and in any Schedule hereto, this offer, any counter-offer, notice of acceptance thereof or any notice to be given or received pursuant to this Agreement or any Schedule hereto (any of them, "Document") shall be deemed given and received when delivered personally or hand delivered to the Address for Service provided in the Acknowledgement below, or where a facsimile number or email address is provided herein, when transmitted electronically to that facsimile number or email address, respectively, in which case, the signature(s) of the party (parties) shall be deemed to be original.

FAX No.:	FAX No.:
(For delivery of Documents to Landlord)	(For delivery of Documents to Tenant)

Email Address:	Email Address:
(For delivery of Documents to Landlord)	(For delivery of Documents to Tenant)

INITIALS OF TENANT(S): /s/ RB                                                   INITIALS OF LANDLORD(S):/s/ BC

11.	LANDLORD'S AND TENANTS WORK: The Landlord agrees to complete the work described as the "Landlord's Work" in Schedule " “ attached hereto. The Tenant agrees to complete any additional work necessary to prepare the Premises for the Tenant's use, described as "Tenant's Work" in Schedule " " attached hereto. The Tenant shall not proceed with any work within or affecting the Premises without the Landlord's prior written approval, which approval shall not be unreasonably withheld.

12.

SIGNAGE: The Tenant may, at its own expense, erect signage in a good and workmanlike manner, subject to municipal by-laws and government regulations and subject to the Landlord's written approval as to the design, colour, and content of any such signs, which approval shall not be unreasonably withheld, and to be located as follows:

13.

INSURANCE: The Tenant agrees to insure the property and operations of the Tenant, including insurance for fire and such additional perils as are normally insured against, liability insurance and any other insurance as may be reasonably required by the Landlord.

14.

EXECUTION OF LEASE: The Lease shall be prepared by the Landlord at the Landlord's expense, in accordance with the terms and conditions of this Agreement. The Lease will be signed and executed by both parties hereto prior to the commencement of work on the premises by either party and prior to occupancy by the Tenant.

15.

OCCUPANCY OR RENT TO ABATE: In the event the premises are not completed by the Landlord for occupancy by the Tenant on the date set out herein for commencement of the Term of the Lease, the rent under this agreement shall abate to the extent of such delay, and the Tenant hereby agrees to accept such abatement of rent in full settlement of all claims which the Tenant might otherwise make because the Premises were not ready for occupancy by the said date.

16.

ASSIGNMENT: This Agreement to Lease shall not be assignable or otherwise transferable by the Tenant. The Tenant may not sublet or assign or transfer its interest in the Lease contemplated herein without securing the written consent from the Landlord, which consent shall not be unreasonably withheld, provided however, if the consent is granted, the Tenant shall remain liable for all obligations under the Lease.

If the Tenant is a corporation, the transfer of the majority of the issued shares in the capital stock, or any transfer, issuance or division of shares of the corporation sufficient to transfer control of the corporation shall be deemed for all purposes to be an assignment within the meaning of this Agreement and any Lease. This provision shall not apply to a corporation whose shares are listed and traded on any recognized public stock exchange in Canada or the United States.

17.	PARKING: Unless otherwise stipulated, parking, if applicable, shall be in common and unreserved.

18.

AGREEMENT IN WRITING: If there is any conflict or discrepancy between any provision added to this Agreement (including any Schedule attached hereto) and any provision in the standard pre-set portion hereof, the added provision shall supersede the standard pre-set provision to the extent of such conflict or discrepancy. This Agreement, including any Schedule attached hereto, shall constitute the entire Agreement between Landlord and Tenant. There is no representation, warranty, collateral agreement or condition, which affects this Agreement other than as expressed herein. This Agreement shall be read with all changes of gender or number required by the context.

19.

LEGAL, ACCOUNTING AND ENVIRONMENTAL ADVICE: The parties acknowledge that any information provided by the broker is not legal, accounting, tax or environmental advice, and that it has been recommended that the parties obtain independent professional advice prior to signing this document.

INITIALS OF TENANT(S): /s/ RB                                            INITIALS OF LANDLORD(S): /s/ BC

20.

BINDING AGREEMENT: This Agreement and the acceptance thereof shall constitute a binding agreement by the parties to enter into the Lease of the Premises and to abide by the terms and conditions herein contained.

21.	SUCCESSORS AND ASSIGNS: The heirs, executors, administrators, successors and assigns of the undersigned are bound by the terms herein.

SIGNED, SEALED AND DELIVERED in the presence of:     IN WITNESS whereof I have hereunto set my hand and seal:

	Cen Biotech, Inc.		DATE 10/1/17
(Witness)	(Tenant or Authorize Representative)	(Seal)
	/s/ Richard Boswell		DATE
(Witness)	(Tenant or Authorize Representative)	(Seal)
DATE
(Witness)	(Guarantor)	(Seal)

We/I the Landlord hereby accept the above offer, and agree that the commission together with applicable Harmonized Sales Tax land any other lox as may hereafter be applicable) may be deducted from the deposit and Further agree to pay any remaining balance of commission Forthwith.

SIGNED, SEALED AND DELIVERED in the presence of:     IN WITNESS whereof have hereunto set my hand and seal:

	R&D Labs Canada Inc.		DATE 10/1/17
(Witness)	(Landlord or Authorized Representative)	(Seal)
	/s/ [Signed]		DATE
(Witness)	(Landlord or Authorized Representative)	(Seal)

CONFIRMATION OF ACCEPTANCE: Notwithstanding anything contained herein to the contrary, I confirm this Agreement with all changes both typed and written was finally accepted by all parties at 10      a.m. this 1st       day of October     , 2017

(Signature of Landlord or Tenant)

INFORMATION ON BROKERAGE(S)

Listing Brokerage	Tel. No.
Co-op/Buyer Brokerage	Tel. No.

ACKNOWLEDGEMENT

I acknowledge receipt of my signed copy of this accepted Agreement to lease and I authorize the Brokerage to forward a copy to my lawyer.

R&D Labs Canada Inc                     DATE 10-1-17

(Landlord)

/s/ [signed]                                       DATE

(Landlord)

Address for Service 888 Old Tecumseh Rd., Lakeshore Canada

Tel. No.

Landlord’s Lawyer

Address

Email

Tel. No.                         FAX No.

I acknowledge receipt of my signed copy of this accepted Agreement to lease and I authorize the Brokerage to forward a copy to my lawyer.

Cen Biotech, Inc.                    DATE 10-1-17

(Tenant)

/s/ Richard Boswell                 DATE

(Tenant)

Address for Service 7405 Tecumseh Rd. E. Suite 300, Windsor Ontario

Tel. No.

Tenant’s Lawyer

Address

Email

Tel. No.                 FAX No.

FOR OFFICE USE ONLY                                                                 COMMISSION TRUST AGREEMENT

Co-operating Brokerage shown on the foregoing Agreement to Lease:

In considering for the Co-operating Brokerage procuring the foregoing Agreement to Lease, I hereby declare that all moneys received or receivable by me in connection with the Transaction as contemplated in the MLS Rules and Regulations of my Real Estate Board shall be receivable and held in trust. This agreement shall constitute a Commission Trust Agreement as defined in the MLS Rules and shall be subject to and governed by the MLS Rules pertaining to Commission Trust.

DATED as of the date and time of the acceptance of the foregoing Agreement to Lease.                      Acknowledged by:

(Authorized to bind the Listing Brokerage)                                                                                             (Authorized to bind the Co-operating Brokerage)

This Schedule is attached to and forms part of the Agreement to Lease between:

TENANT (Lessee), CEN Biotech, Inc                                                                                                                                          , and

LANDLORD (Lessor), R& D Labs Canada Inc.

for the lease of 7405 Tecumseh Rd E, Suite 300 Windsor

                                                                                                dated the 1st                       day of October                   , 2017

This form must be initialled by all parties to the Agreement to Lease.

INITIALS OF TENANT(S):                                                    INITIALS OF LANDLORD(S):